UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 2003


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


California                              0-11868                     95-3533362
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(State or other jurisdiction          (Commission               (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


6175 Nancy Ridge Drive, San Diego, California                       92121
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code:   (858) 535-0202
                                                             --------------


                                       n/a
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          (Former name or former address, if changed since last report)

         Items 5.  Other Events:

                  Exhibit filed with this report:

                  Exhibit 1.1 Registrant's press release dated December 23, 2003, publicly announcing the sale of Company's stock by the Allen E. Paulson Trust

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CARDIODYNAMICS
                                          INTERNATIONAL CORPORATION

           Date:  December 23, 2003       By: /s/ Stephen P. Loomis
                                             ----------------------
                                          Stephen P. Loomis
                                          Chief Financial Officer